PROMISSORY NOTE

Date: 09/01/2006 **$177,000.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Jerry Nash their heirs, executors, successors and assigns, the principal sum of one hundred seventy-seven thousand Dollars ($177,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: Lane Hav

PROMISSORY NOTE

Date: 09/01/2006 $502,680.00

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Patrick Barker their heirs, executors, successors and assigns, the principal sum of five hundred two thousand six hundred and eighty Dollars ($502,680.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________

PROMISSORY NOTE

Date: 09/01/2006 **$16,000.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Tim Barker their heirs, executors, successors and assigns, the principal sum of sixteen thousand Dollars ($16,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________

PROMISSORY NOTE

Date: 09/01/2006 **$16,000.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Joshua Barker their heirs, executors, successors and assigns, the principal sum of sixteen thousand Dollars ($16,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________

PROMISSORY NOTE

Date: 09/01/2006 **$50,000.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to WP Investments, LLC their heirs, executors, successors and assigns, the principal sum of fifty thousand Dollars ($50,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY:______________________________

PROMISSORY NOTE

Date: 09/01/2006 $50,000.00

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Whispering Pines, LLC their heirs, executors, successors and assigns, the principal sum of fifty thousand Dollars ($50,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________

PROMISSORY NOTE

Date: 09/01/2006 $50,000.00

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Jerry Rafferty their heirs, executors, successors and assigns, the principal sum of fifty thousand Dollars ($50,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY:____________________________

PROMISSORY NOTE

Date: 09/01/2006 **$20,000.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Crossroads, LLC their heirs, executors, successors and assigns, the principal sum of twenty thousand Dollars ($20,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________

PROMISSORY NOTE

Date: 09/01/2006 **$14,160.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Don Zimmerer their heirs, executors, successors and assigns, the principal sum of fourteen thousand one hundred and sixty Dollars ($14,160.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________________

PROMISSORY NOTE

Date: 09/01/2006 **$40,000.00**

For value received, **ORION ETHANOL LLC,** promises to pay on or before 09/01/2008, to Richard Jarboe their heirs, executors, successors and assigns, the principal sum of forty thousand Dollars ($40,000.00) with interest thereon from date, at 11% per annum.

If payment is not paid within ten (10) days of the due date, it shall be delinquent. In the event of default in the payment as herein provided, time being of the essence, the holder of this Note may without presentment, notice, or demand declare the entire principal sum then unpaid due and payable. Failure of the undersigned to declare such acceleration upon default or the acceptance of a late payment shall not be deemed a waiver of the right to accelerate by reason of any subsequent default.

ORION ETHANOL LLC

BY: ______________________